________________________________________________________________________________



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                _________________

                                      FORM
                                       8-K
                                _________________


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                         Date of Report: January 7, 1999


                          CENTENARY INTERNATIONAL CORP.
                         (Formerly, R&R Resources, Inc.)
             (Exact name of registrant as specified in its charter)



          Nevada                          000-23851              86-0874841
(State or other jurisdiction       (Commission File Number)     (IRS Employer
of incorporation or organization)                            Identification No.)

                           12000 Westheimer, Suite 215
                              Houston, Texas 77077
          (Address of principal executive offices, including zip code)

                                 (281) 556-0800
              (Registrant's telephone number, including area code)
                                _________________



________________________________________________________________________________

Item  4.     Changes  in  Registrant's  Certifying  Accountant.

     Mr. Kurt D. Saliger, C.P.A. ("Saliger"), conducted the audits of Centenary International Corp., formerly R&R Resources, Inc. (the "Company") for the nine month period ended September 30, 1998, and for the fiscal year ended December 31,1997. Saliger was dismissed on January 7, 1999. There were no disagreements on accounting matters or financial disclosures. Kurt D. Saliger, C.P.A. has provided the Company with a letter pursuant to Rule 304 of Regulation S-K.

(a) On January 7, 1999 the Company engaged Grant Thornton ("Grant Thornton") as its independent accountant. The decision to engage Grant Thornton as the Company's independent accountant was approved by the Company's Board of Directors. Grant Thornton has been the independent auditor of Centenary S.A., a subsidiary of the Company, and Grant Thornton has substantial experience in global accounting matters.

(b) In a report dated November 4, 1998, Saliger reported on the Company's financial statements as of September 30, 1998, and the related statements of operations, stockholders' equity and cash flows for the nine months then ended. In a report dated August 20, 1998, Saliger reported on the Company's financial statements as of June 30, 1998, and the related statements of operations, stockholders' equity and cash flows for the six months then ended. In a report dated January 12, 1998, Saliger reported on the Company's financial statements of December 31, 1997, and the related statements of operations, stockholders' equity and cash flows for the period from inception (June 10, 1997) to December 31, 1997. None of these reports contained an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principles.

(c) Since inception (June 10, 1997) and through the present, there were no reportable events requiring disclosure pursuant to Item 304 of Regulation S-K.

(d) Effective January 7, 1999, the Company engaged Grant Thornton as its independent accountant. During the two fiscal years ended December 31, 1997 and 1996, neither the Company nor anyone on its behalf consulted Grant Thornton regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor has Grant Thornton provided to the Company a written report or oral advice regarding such principles or audit opinion.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Centenary  International  Corp.

Date:  January  7,  1999        By:/s/  Eduardo  Sagarnaga
                                   -----------------------
                                        Eduardo  Sagarnaga
                                        its:     Director